UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Commission File No.: 0-51688

Date of Report: April 9, 2015

BITZIO, INC.
(Exact name of registrant as specified in its charter)

Nevada	16-1734022
(State of other jurisdiction of incorporation or organization	(IRS Employer Identification No.)

9625 Cozycroft Avenue, Suite A, Chatsworth CA	91311
(Address of principal executive offices)	(Zip Code)

(213) 489-1377
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION

On April 9, 2015 the Registrant filed with the Nevada Secretary of State a Certificate of Amendment to Articles of Incorporation. The Certificate of Amendment increased the number of authorized shares of common stock from 4.2 billion to 10 billion.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

3-a	Certificate of Amendment to Articles of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2015	BITZIO, INC.

	By:	/s/ Hubert Blanchette
Hubert Blanchette
Chief Executive Officer

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